Exhibit 10.18

NOT FOR USE WITH CA RESIDENTS

ZEROFOX, INC.

Incentive Stock Option Notice

This Incentive Stock Option Notice (this “Notice”) evidences the award of stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [NAME], subject to and conditioned upon your agreement to the terms of the attached Incentive Stock Option Grant Agreement (the “Grant Agreement”). The Options entitle you to purchase shares of common stock, par value $0.00001 per share (“Common Stock”), of ZeroFox, Inc., a Delaware corporation (the “Company”), under the ZeroFox, Inc. 2013 Equity Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Grant Agreement and the Plan, which are incorporated by reference herein. You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the Options may be rendered null and void in the Company’s discretion.

Grant Date: [GRANT DATE]

Vesting Base Date: [VESTING BASE DATE]

Number of Options: [NUMBER] Options, each permitting the purchase of one Share

Exercise Price: [PRICE] per share

Expiration Date: The Options expire at 5:00 p.m. Eastern Time on the ten-year anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.

Exercisability Schedule: Subject to the terms and conditions described in the Agreement, the Options become exercisable in accordance with the schedule below:

(a)	[_____]% of the Options become exercisable on the first anniversary of the Vesting Base Date (the “Initial Vesting Date”), and

(b)	[_____]% of the Options become exercisable on the date [_____] after the Initial Vesting Date and on such date every [_____] thereafter, through the [_____] anniversary of the Vesting Base Date.

The extent to which the Options are exercisable as of a particular date is rounded down to the nearest whole share. However, exercisability is rounded up to 100% on the [_____] anniversary of the Vesting Base Date.

ZEROFOX, INC.

By:
Name:
Title:

I acknowledge that I have carefully read the attached Grant Agreement and the Plan and agree to be bound by all of the provisions set forth in these documents.

Enclosures: Incentive Stock Option Grant Agreement ZeroFox, Inc. 2013 Equity Incentive Plan Stock Restriction Agreement Exercise Form	OPTIONEE
Date:

Incentive Stock Option Grant Agreement

Under The

ZeroFox, Inc. 2013 Equity Incentive Plan

1.

Terminology. Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement.

2.

Exercise of Options.

(a)

Exercisability. The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.

(b)

Right to Exercise. You may exercise the Options, to the extent exercisable, at any time on or before 5:00 p.m. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may violate the rules of the national securities exchange on which the shares are then listed for trade, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such exercise or delivery would not violate such rules. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred Shares (or such lesser number of Shares as to which the Options are then exercisable). No fractional Shares will be issued under the Options.

(c)

Exercise Procedure. In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:

(i)	notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;

(ii)	full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement; and

(iii)	an executed copy of any other agreements requested by the Administrator pursuant to Section 2(e) of this Agreement.

An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable Federal, state and foreign securities laws. Notwithstanding the foregoing, if the Administrator permits payment by means of delivering properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise and such instructions provide for sale of Shares under a limit order rather than at the market, the exercise will not be effective until the earlier of the date the Company receives delivery of cash or cash equivalents in full payment of the Exercise Price or the date the Company receives confirmation from the brokerage firm that the sale instruction has been fulfilled, and the exercise will not be effective unless the earlier of such dates occurs on or before termination of the Options.

(d)

Method of Payment. You may pay the aggregate Exercise Price by:

(i)	delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;

(ii)	a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm designated or approved by the Administrator;

(iii)	subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;

(iv)	any other method approved by the Administrator; or

(v)	any combination of the foregoing.

(e)

Agreement to Execute Other Agreements. You agree to execute, as a condition precedent to the exercise of the Options and at any time thereafter as may reasonably be requested by the Administrator, a Stock Restriction Agreement substantially in the form, and containing the terms and provisions, of the Stock Restriction Agreement attached hereto as Exhibit A, with respect to any shares you acquire pursuant to this Agreement; provided, however, that execution of the Stock Restriction Agreement will not be required upon any exercise that occurs after the closing of the first public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 or, if later, the expiration of any market stand-off agreement that applies to other stockholders of the Company respecting such public offering of capital stock. In accordance with the terms and conditions of the Plan, you agree that, if requested by the Administrator, you will execute and deliver such instruments and agreements as are necessary to become a party to (x) a stock restriction agreement, stockholders’ agreement, voting trust agreement or other agreement regarding the Common Stock of the Company in such form(s) as the Administrator may determine from time to time, or (y) an investors’ rights agreement, right of first refusal and co-sale agreement, voting agreement, or other agreement entered into by the stockholders of the Company in connection with any past or future financing transaction. If and to the extent that any term or condition of the Plan or this Grant Agreement conflicts with or is inconsistent with the terms and conditions of any agreement set forth in clauses (x) or (y) hereof, the terms and conditions of the agreements set forth in such clauses shall govern.

(f)

Issuance of Shares upon Exercise. The Company shall issue to you the Shares underlying the Options you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate Exercise Price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or may retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable Federal and state law, bear a legend restricting transferability of such Shares and referencing any applicable Stock Restriction Agreement.

3.

Termination of Service.

(a)

Termination of Unexercisable Options. If your Service with the Company ceases for any reason, the Options that are then unexercisable will terminate immediately upon such cessation.

(b)

Exercise Period Following Termination of Service. If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable, will terminate upon the earliest of:

(i)

the expiration of 90 days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;

(ii)

the expiration of 12 months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;

(iii)

the expiration of 12 months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or

(iv)

the Expiration Date.

In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.

(c)

Misconduct. The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.

(d)

Changes in Status. If you cease to be a “common law employee” of the Company but you continue to provide bona fide services to the Company following such cessation in a different capacity, including without limitation as a director, consultant or independent contractor, then a termination of Service shall not be deemed to have occurred for purposes of this Section 3 upon such change in capacity. Notwithstanding the foregoing, the Options shall not be treated as incentive stock options within the meaning of Code section 422 with respect to any exercise that occurs more than three months after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422). In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.

4.

Market Stand-Off Agreement. You agree that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, you, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, you agree to execute any further letters, agreements and/or other documents requested by the Company or its underwriters that are consistent with the terms of this Section 4. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

5.

Nontransferability of Options. These Options and, before exercise, the underlying Shares are nontransferable otherwise than by will or the laws of descent and distribution and, during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options and, before exercise, the underlying Shares may not be assigned, transferred, pledged, hypothecated, subjected to any “put equivalent position,” “call equivalent position” (as each preceding term is defined by Rule 16(a)-1 under the Securities Exchange Act of 1934), or short position, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

6.

Qualified Nature of the Options.

(a)

General Status. The Options are intended to qualify as incentive stock options within the meaning of Code section 422 (“Incentive Stock Options”), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. The Company, however, does not warrant any particular tax consequences of the Options. Code section 422 provides limitations, not set forth in this Agreement, respecting the treatment of the Options as Incentive Stock Options. You should consult with your personal tax advisors in this regard.

(b)

Code Section 422(d) Limitation. Pursuant to Code section 422(d), the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by you in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such stock options will be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonstatutory stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.

(c)

Significant Stockholders. Notwithstanding anything in this Agreement or the Stock Option Notice to the contrary, if you own, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (i) the Exercise Price stated on the Stock Option Notice or (ii) 110% of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fifth (5th) anniversary of the Grant Date.

(d)

Disqualifying Dispositions. If you make a disposition (as that term is defined in Code section 424(c)) of any Shares acquired pursuant to the Options within two years of the Grant Date or within one year after the Shares are transferred to you, you must notify the Company of such disposition in writing within 30 days of the disposition. The Administrator may, in its discretion, take reasonable steps to ensure notification of such dispositions, including but not limited to requiring that Shares acquired under the Options be held in an account with a Company-designated broker-dealer until they are sold.

7.

Withholding of Taxes.

(a)

At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.

(b)

The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.

8.

Adjustments. The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control (as defined in the Plan) of the Company, the outstanding Options will be treated in accordance with the terms of Section 7(d)(iii) of the Plan.

9.

Purchase Right of the Company. At any time and for any reason, the Company may purchase the Options, in whole or in part, from you. The Administrator shall provide you with written notice of the Company’s intention to exercise this purchase right, specifying the number of Options to which the purchase right shall be applied. The purchase price per Option shall be the difference between (a) the Exercise Price per Share and (b) the Fair Market Value per Share, determined as of the date immediately preceding the date settlement occurs. Settlement of the purchase will be made within thirty days after delivery of such written notice. In the discretion of the Administrator, payment of the purchase price will be made via cash, a promissory note, or a combination of the two. Any such promissory note will provide for substantially equal installments, payable at least annually, over a period not to exceed five years and shall accrue interest at the applicable Federal mid-term rate in effect under Code section 1274(d) as of the settlement date, compounded semi-annually. The Options will be automatically terminated, and of no further force and effect, as of the settlement date with respect to the number of Options so purchased.

10.

Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.

11.

No Rights as a Stockholder. You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.

12.

The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.

Entire Agreement. This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Options. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.

14.

Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.

15.

Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

16.

Section 409A. This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee by the Company of any particular tax effect to you.

17.

Electronic Delivery of Documents. By your signing the Notice, you (a) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (b) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (c) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (d) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.

18.

No Future Entitlement. By execution of the Notice, you acknowledge and agree that: (a) the grant of these Options is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (b) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (c) the value of these Options is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (d) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (e) the vesting of these Options ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (f) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (g) no claim or entitlement to compensation or damages arises if these Options do not increase in value and you irrevocably release the Company from any such claim that does arise.

19.

Personal Data. For the purpose of implementing, administering and managing these Options, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage these Options. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.

20.

Risk and Financial Information Disclosure. For purposes of claiming an exemption from registration under Rule 12h-1(f)(1) under the Securities Exchange Act of 1934, the Company may decide to provide you, every six months, with the information described in Rules 701(e)(3), (4), and (5) under the Securities Act of 1933 (risk and financial information relating to the Company), with any such financial statements being not more than 180 days old. Any such information may be provided either by physical or electronic delivery or by written notice of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. You may be required to execute an agreement to keep the information confidential as a condition precedent to the provision of the information. Any such agreement shall be executed in such manner and form as the Administrator may require from time to time. Notwithstanding the foregoing, the Company shall have no initial or continuing obligation to provide you with the information described in this Section 20, except as otherwise required by applicable law.

21.

Governing Law. The validity, construction, and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the district which includes the city or town in which the Company’s principal executive office is located, and you hereby agree and submit to the personal jurisdiction and venue thereof.

22.

Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

{Glossary begins on next page}

GLOSSARY

(a)

“Affiliate” has the meaning set forth in the Plan.

(b)

“Cause” has the meaning ascribed to such term or words of similar import in your written employment or service contract with the Company as in effect at the time at issue and, in the absence of such agreement or definition, means your (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with your duties or willful failure to perform your responsibilities in the best interests of the Company; (v) illegal use or distribution of drugs; (vi) violation of any Company rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by you for the benefit of the Company, all as determined by the Administrator, which determination will be conclusive.

(c)

“Change in Control” has the meaning set forth in the Plan.

(d)

“Code” means the Internal Revenue Code of 1986, as amended.

(e)

“Company” includes ZeroFox, Inc. and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only ZeroFox, Inc.

(f)

“Fair Market Value” of a share of Common Stock generally means either the closing price or the average of the high and low sale price per share of Common Stock on the relevant date, as determined in the Administrator’s discretion, as reported by the principal market or exchange upon which the Common Stock is listed or admitted for trade. Refer to the Plan for a detailed definition of Fair Market Value, including how Fair Market Value is determined in the event that no sale of Common Stock is reported on the relevant date.

(g)

“Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.

(h)

“Shares” mean the shares of Common Stock underlying the Options.

(i)

“Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.

(j)

“Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether you are totally and permanently disabled will be final and binding on all parties concerned.

(k)

“You”; “Your”. “You” or “your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

EXERCISE FORM

Administrator of ZeroFox, Inc. 2013 Equity Incentive Plan

c/o Office of the Corporate Secretary

ZeroFox, Inc.

1834 S. Charles Street

Baltimore, MD 21230

Dear Corporate Secretary:

I hereby exercise the Options granted to me on ____________________, ____, by ZeroFox, Inc. (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the ZeroFox, Inc. 2013 Equity Incentive Plan (the “Plan”), and notify you of my desire to purchase ____________ shares of Common Stock of the Company at a price of $___________ per share pursuant to the exercise of said Options.

This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Options (the shares to be issued pursuant hereto shall be collectively referred to hereinafter as the “Shares”) as follows:

(a)

I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(b)

I understand that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. I also understand that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for my benefit.

(c)

I have had such opportunity as I deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

(d)

I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e)

I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

(f)

I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, I understand that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

(g)

I understand that the certificates for the Shares to be issued to me will bear a legend substantially as follows:

The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Stock Restriction Agreement (the “Agreement”) between the corporation and the registered owner of this certificate (or his or her predecessor in interest), and no transfer of such shares may be made without compliance with the Agreement. A copy of the Agreement is available for inspection at the office of the corporation upon appropriate request and without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

The Company will issue appropriate stop transfer instructions to its transfer agent.

(h)

I am a party to a Grant Agreement and a Stock Restriction Agreement with the Company, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed: $__________

Date:________________________
(Optionee)

Received by ZEROFOX, INC. on
___________________________, ____

By:

Exhibit A

NOT FOR USE WITH CA RESIDENTS

STOCK RESTRICTION AGREEMENT

THIS STOCK RESTRICTION AGREEMENT (the “Agreement”) is made as of the ____ day of ______________, ____, by and between ZEROFOX, INC., a Delaware corporation (the “Company”), and ___________________ (the “Stockholder”). Terms used but not otherwise defined herein, shall have the meanings set forth in the Plan (as defined below).

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Option Shares. The Stockholder was granted the right to purchase up to _____________ shares (the “Option Shares”) of common stock of the Company, par value $0.00001 per share (the “Common Stock”), pursuant to stock options awarded under the Company’s 2013 Equity Incentive Plan (the “Plan”) on ______________, ____ subject to the terms and conditions of the applicable option grant agreement evidencing such award (the “Grant Agreement”). The Stockholder has purchased on even date herewith, ____________ Option Shares (the “Shares”). The Stockholder agrees that the Shares shall be subject to the terms, conditions and restrictions set forth in this Agreement and the Grant Agreement. The Stockholder further agrees that any additional Option Shares purchased by the Stockholder shall be subject to the terms, conditions and restrictions set forth in this Agreement, and such shares shall be deemed Shares for all purposes hereunder. Upon receipt of payment by the Company for the Shares, the Company shall either issue and deliver to the Stockholder one or more certificates in the name of the Stockholder for that number of Shares purchased by the Stockholder, hold such Share certificates in escrow until the underlying Shares may be transferred freely without restriction under this Agreement, or provide for uncertificated, book entry issuance of those Shares.

2.

Restrictions on Transfer.

(a)

Transfers Prohibited. At any time prior to the date of the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) or the exchange of the Shares for shares of an entity that are so registered, the Stockholder may not sell or otherwise transfer or assign for cash, cash equivalents or any other form of consideration, including a promissory note, all or any part of his or her Shares, except that the Shares may be transferred to the Company in pledge as security for any purchase-money indebtedness incurred by the Stockholder in connection with the acquisition of the Shares. Any attempted transfer of any Shares in violation of the provisions of this Agreement shall be null and void.

(b)

Exempt Family Transactions. Notwithstanding the provisions of Section 2(a), the Stockholder may transfer any or all of the Stockholder’s Shares, either during the Stockholder’s lifetime or on death by will or the laws of descent and distribution, to one or more members of the Stockholder’s immediate family, to a trust for the exclusive benefit of the Stockholder or such immediate family members, to any other entity owned exclusively by the Stockholder or such immediate family members, or to any combination of the foregoing (each, a “Permitted Transferee”); provided, however, that the Stockholder may not make any transfers pursuant to any divorce or separation proceedings or settlements. “Immediate family member” shall mean spouse, children, grandchildren, parents or siblings of the Stockholder, including in each case in-laws and adoptive relations.

(c)

Registration Statement Transfer. The Stockholder may transfer the Shares pursuant to a registration statement filed by the Company with the Securities and Exchange Commission with respect to the Shares.

(d)

Conditions to Transfer. Notwithstanding anything to the contrary contained elsewhere in this Section 2, except with respect to a transfer pursuant to Section 2(c), any Permitted Transferee of the Stockholder shall receive and hold such stock subject to the provisions of this Agreement, and, as a condition of such transfer, shall deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement. There shall be no subsequent transfer of such stock except in accordance with this Section 2.

(e)

Termination of Restrictions on Transfer. The foregoing restrictions on transfer in this Section 2 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 that results in aggregate gross proceeds to the Company of at least $25 million with a pre-money valuation of at least $50 million or the exchange of the Shares for shares of an entity that are so registered.

3.

Effect of Prohibited Transfer. The Company shall not be required to (a) transfer on its books any of the Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares or to pay dividends or other distributions to any transferee to whom any such Shares shall have been so sold or transferred.

4.

Company’s Repurchase Right.

(a)

Repurchase Right. Upon the termination of the Stockholder’s employment or service relationship with the Company for any reason, the Company will have a discretionary call right (the “Repurchase Right”), exercisable at any time, to purchase any or all of the Shares from the Stockholder or the Stockholder’s personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, and such persons shall have the obligation to sell such Shares upon written request.

(b)

Implementation of Repurchase Right. The Repurchase Right shall be exercised by giving written notice to the Stockholder or the Stockholder’s personal representative, estate, heirs, legatees, or Permitted Transferees, as the case may be, within the applicable period described in the preceding sentence, of the Company’s intention to purchase Shares and stating the number of Shares to be purchased. The completion of the purchase shall take place at the principal office of the Company or such other location specified by the Company, no later than the fifteenth business day after the delivery of such notice. The per-share purchase price for Shares purchased pursuant to this Section 4 shall be equal to the Fair Market Value on the purchase date. The Fair Market Value of Shares shall be determined in good faith by the Administrator of the Company in accordance with the terms of the Plan. In making such determination, the Administrator may take into account any valuation factors it deems appropriate or advisable in its sole discretion, including, without limitation, profitability, financial position, asset value or other factor relating to the value of the Company, as well as discounts to account for minority interests and lack of marketability. In the discretion of the Company, payment of the purchase price will be made via delivery of cash, check, wire transfer, cancellation of indebtedness, a promissory note, or a combination of such methods, against delivery of certificates or other instruments representing the Shares so purchased, appropriately endorsed or executed by the holder. Any such promissory note will provide for substantially equal installments, payable at least annually, over a period not to exceed five years and will accrue interest at the applicable federal rate in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, as of the settlement date, compounded annually.

(c)

Limitation on and Expiration of Repurchase Right. Notwithstanding the foregoing, the Repurchase Right of the Company described in this Section 4 shall terminate upon the closing of the first public offering of securities of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or the exchange of the Shares for shares of an entity that are so registered.

5.

Drag-Along Right. Notwithstanding anything contained herein to the contrary, if at any time any stockholder of the Company, or group of stockholders, owning a majority or more of the voting capital stock of the Company (hereinafter, collectively the “Transferring Stockholders”) proposes to enter into any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction (a “Change-in-Control Transaction”) the Company may require the Stockholder to participate in such Change-in-Control Transaction with respect to all or such number of the Stockholder’s Shares as the Company may specify in its discretion, by giving the Stockholder written notice thereof at least ten days in advance of the date of the transaction or the date that tender is required, as the case may be. Upon receipt of such notice, the Stockholder shall tender the specified number of Shares, at the same price and upon the same terms and conditions applicable to the Transferring Stockholders in the transaction or, in the discretion of the acquirer or successor to the Company, upon payment of the purchase price to the Stockholder in immediately available funds. In addition, if at any time the Company and/or any Transferring Stockholders propose to enter into any such Change in Control transaction, the Company may require the Stockholder to vote in favor of such transaction, where approval of the stockholders is required by law or otherwise sought, by giving the Stockholder notice thereof within the time prescribed by law and the Company’s Certificate of Incorporation and Bylaws for giving notice of a meeting of stockholders called for the purpose of approving such transaction. If the Company requires such vote, the Stockholder agrees that he or she will, if requested, deliver his or her proxy to the person designated by the Company to vote his or her Shares in favor of such Change-in-Control Transaction.

6.

Company’s Right to Defer Payments. Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement, or under any promissory note issued by the Company pursuant to this Agreement, that would cause the Company to violate any law, or any rights or preference of preferred stockholders of the Company, any banking agreement or loan or other financial covenant or cause default of any senior indebtedness of the Company, regardless of when such agreement, covenant or indebtedness was created, incurred or assumed. Any payment under this Agreement that would cause such violation or default shall be deferred until, in the sole discretion of the Board of Directors of the Company, such payment shall no longer cause any such violation or default. Any payment deferred in consequence of the provisions of the preceding sentence shall bear simple interest from the date such payment would otherwise have been made to the date when such payment is actually made, at a rate which is equal to the prime rate of interest published in the Wall Street Journal on the date such payment would otherwise have been made, but in no event shall such rate of interest exceed 10% per annum. The Company shall pay interest at the same time as it makes the payment to which such interest relates.

7.

Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Stock Restriction Agreement (the “Agreement”) between the corporation and the registered owner of this certificate (or his or her predecessor in interest), and no transfer of such shares may be made without compliance with the Agreement. A copy of the Agreement is available for inspection at the office of the corporation upon appropriate request without charge.

The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the corporation of a favorable opinion of its counsel and/or submission to the corporation of such other evidence as may be satisfactory to counsel for the corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

8.

Investment Representations. The Stockholder represents, warrants and covenants as follows:

(a)

Stockholder is purchasing the Shares for the Stockholder’s own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, or any rule or regulation under the Securities Act.

(b)

Stockholder understands that the Shares are being issued without registration under the Securities Act, in reliance upon one or more exemptions contained in the Securities Act, and such reliance is based in part on the above representation. The Stockholder also understands that the Company is not obligated to comply with the registration requirements of the Securities Act or with the requirements for an exemption under Regulation A under the Securities Act for the Stockholder’s benefit.

(c)

Stockholder has had such opportunity as the Stockholder deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Stockholder to evaluate the merits and risks of the Stockholder’s investment in the Company.

(d)

Stockholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(e)

Stockholder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(f)

Stockholder understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available and, therefore, they may need to be held indefinitely; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act. As a condition to any transfer of the Shares, the Stockholder understands that the Company may require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Securities Act or any state securities law.

9.

Adjustments for Stock Splits, Stock Dividends, etc.

(a)

If from time to time there is any spin-off, stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares.

(b)

If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

10.

Market Stand-Off. Following the effective date of a registration statement of the Company filed under the Securities Act, the Stockholder, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of such securities or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, in each case during the seven days prior to and the 180 days after the effectiveness of any underwritten offering of the Company’s equity securities (or such longer or shorter period as may be requested in writing by the managing underwriter and agreed to in writing by the Company) (the “Market Stand-Off Period”), except as part of such underwritten registration if otherwise permitted. In addition, the Stockholder agrees to execute any further letters, agreements and/or other documents requested by the Company or its underwriters which are consistent with the terms of this Section 10. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Stand-Off Period.

11.

Withholding Taxes. The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase, sale or vesting of the Shares by the Stockholder.

12.

Invalidity or Unenforceability. It is the intention of the Company and the Stockholder that this Agreement shall be enforceable to the fullest extent allowed by law. In the event that a court having jurisdiction holds any provision of this Agreement to be invalid or unenforceable, in whole or in part, the Company and the Stockholder agree that, if allowed by law, that provision shall be reduced to the degree necessary to render it valid and enforceable without affecting the rest of this Agreement.

13.

Waiver. No delay or omission by the Company in exercising any right under this Agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar or waiver of any right on any other occasion.

14.

Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the terms, conditions and restrictions set forth in this Agreement. The Company may assign its rights under this Agreement to a third party, provided that such assignee agrees to be bound by all of the Company’s obligations under this Agreement.

15.

No Rights To Employment. Nothing contained in this Agreement, the Plan, or the Grant Agreement shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (a) the failure of any Award to vest; (b) the forfeiture of any unvested or vested portion of any Award; and/or (c) any other adverse effect on the individual’s interest under this Agreement, the Plan, or the Grant Agreement.

16.

Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Stockholder at the address contained in the records of the Company, or addressed to the Company for the attention of its Corporate Secretary at its principal executive office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

17.

Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

18.

Stockholder. Whenever the word “Stockholder” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the Stockholder’s estate, personal representative, beneficiary to whom the Shares may be transferred by will or by the laws of descent and distribution, transferees, successors or assignees, the word “Stockholder” shall be deemed to include such persons.

19.

Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

20.

Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

21.

Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include the principal executive offices of the Company, and the Stockholder hereby agrees and submits to the personal jurisdiction and venue thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ZEROFOX, INC.

By:

Name:
Print

Title:

STOCKHOLDER

Signature

Name:

Address:

If the Stockholder resides in a community property state, including Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, or Wisconsin, the Stockholder’s spouse must execute the following Consent of Community Property Spouse

Consent of Community Property Spouse

The undersigned spouse of the Stockholder has read, understands, and hereby approves the purchase of shares of Common Stock pursuant to this Stock Restriction Agreement and the related Grant Agreement between the Stockholder and the Company (the “Agreements”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreements, the undersigned hereby agrees to be irrevocably bound by the Agreements and further agrees that any community property interest shall similarly be bound by the Agreements. The undersigned hereby appoints the Stockholder as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreements.

Date: _________________________________
Signature of Stockholder’s Spouse

Address: